SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

October 21, 2003

Date of Report
(Date of earliest event reported)

POET HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-28017	94-3221778

(State or other	(Commission File No.)	(IRS Employer
jurisdiction		Identification No.)
of incorporation)

1065 E. Hillsdale Blvd., Suite 205, Foster City, California 94404

(Address of principal executive offices, including zip code)

(650) 212-3100

(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits.
Item 12. Results of Operations and Financial Condition.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 7. Financial Statements and Exhibits.

99.1	Text of ad hoc notice dated October 21, 2003.

99.2	Text of press release dated October 21, 2003.

Item 12. Results of Operations and Financial Condition.

     On October 21, 2003, POET Holdings, Inc. issued an ad hoc notice (which is incorporated by reference and filed as Exhibit 99.1 hereto) announcing its financial results for the quarter ended September 30, 2003.

     On October 21, 2003, POET Holdings, Inc. issued a press release (which is incorporated by reference and filed as Exhibit 99.2 hereto) announcing its financial results for the quarter ended September 30, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: October 21, 2003

POET HOLDINGS, INC.

By:	/s/ Ludwig Lutter

Name: Ludwig Lutter Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Text of ad hoc dated October 21, 2003.

99.2	Text of press release dated October 21, 2003.